UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

HERITAGE INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36462	45-5338504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 N. Westshore Blvd Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 362-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HRTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On May 18, 2023, Heritage Insurance Holdings, Inc. (the “Company”) issued a press release announcing details regarding its placement of its 2023-2024 indemnity-based, catastrophe excess-of-loss reinsurance program for its statutory insurance subsidiaries, Heritage Property Casualty Insurance Company, Narragansett Bay Insurance Company and Zephyr Insurance Company.

Key points of the 2023-2024 catastrophe reinsurance program include:

•

Total consolidated cost of approximately $420.5 million, accounting for 32% of March 31, 2023, premiums-in-force, one point higher than the prior year cost which accounted for 31% of March 31, 2022, premium-in-force.

•	First event reinsurance tower exhaustion points of $1.3 billion for the Northeast, $1.1 billion in the Southeast and $870 million in Hawaii.

•

The program includes $120 million Northeast only limit and $115 million of combined Northeast/Hawaii limit from the 2023 catastrophe bonds issued by a Bermuda-domiciled special purpose vehicle, Citrus Re Ltd., which provides multi-year reinsurance protection. Both bonds received authorizations above the initial targeted limits and at the lowest end of the pricing guidance. This is in addition to the $100 million limit of the 2022 in-force Northeast only catastrophe bond.

•

The first event consolidated loss retention for the Southeast and Hawaii of approximately $40 million, and $30 million in the Northeast. Individual insurance companies will be less given the use of our captive reinsurance company, Osprey Re.

•	Florida Hurricane Catastrophe Fund participation of 90%, consistent with the prior year program.

•	The entire program is indemnity based, with no parametric covers.

•

Includes the use of Reinsurance to Assist Policyholders (RAP) program created by the Florida legislature in 2022 and is expected to provide limit of approximately $71 million at no cost to the Company. The RAP program was deferred last year because our 2022-2023 placement was completed without this program.

A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Current Report on Form 8-K.

No.	Exhibit

99.1	Press Release dated May 18, 2023.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: May 18, 2023	By:	/s/ Kirk Lusk
Kirk Lusk
Chief Financial Officer